SUPPLEMENT DATED JUNE 9, 2022
To the following variable annuity prospectus:

Allianz Index Advantage® New York
Dated April 29, 2022

ISSUED BY
Allianz Life Insurance Company of New York and Allianz Life® of NY Variable Account C
This supplement updates certain information contained in the prospectus and should be attached to the prospectus and retained for future reference.

The following replaces information on the Lowest Annual Cost and Highest Annual Cost in the Important Information You Should Consider About the Contract section of the prospectus.

	Lowest Annual Cost	Highest Annual Cost
Allianz Index Advantage® New York	$1,753	$1,803

The following replaces information on the Insurance Company Risks in the Important Information You Should Consider About the Contract section of the prospectus.

An investment in the Contract is subject to the risks related to us. All obligations, guarantees or benefits of the Contract are the obligations of Allianz Life of New York and are subject to our claims-paying ability and financial strength. More information about Allianz Life of New York, including our financial strength ratings, is available upon request by visiting allianzlife.com/new-york/about/why-allianz, or contacting us at (800) 624-0197.

The following replaces Example (2) in the Fee Tables section of the prospectus.

(2)	If you annuitize your Contract at the end of the applicable time period.

	1 Year	3 Years	5 Years	10 Years
Maximum Variable Option expense	N/A*	$ 6,132	$10,534	$22,749
Minimum Variable Option expense	N/A*	$5,950	$10,226	$22,119

*	The earliest available Annuity Date is 13 months after the Issue Date.

PRO-004-0422
(INY-023)